Leader Short Duration Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX
Class A Shares:	LCAMX
Class C Shares:	LCMCX

a series of Northern Lights Fund Trust

Supplement dated February 8, 2019 to the Prospectus and

Statement of Additional Information dated September 28, 2018

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Effective immediately, the following disclosure is added to the section entitled “Principal Investment Risks” on page 2 of the Fund’s prospectus:

Collateralized Loan Obligation and Collateralized Mortgage Obligation Risk. CLOs are securities backed by an underlying portfolio of loan obligations. Collateralized mortgage obligations (“CMOs”) are securities backed by an underlying portfolio of mortgage loan obligations. CLOs and CMOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO and CMO securities as a class. The risks of investing in CLOs and CMOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO, respectively, in which the Fund invests. CLOs and CMOs also carry risks including, but not limited to, interest rate risk and credit risk.

Additionally, the following disclosure is added to the section entitled “Principal Investment Risks” on page 21 of the Fund’s prospectus:

CLO and CDO Risk. Collateral Loan Obligations ("CLOs") and collateralized mortgage obligations ("CMOs") are securities backed by an underlying portfolio of loan and mortgage obligations, respectively. CLOs and CMOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO and CMO securities as a class. Investments in CLO and CMO securities may be riskier and less transparent than direct investments in the underlying loans obligations.

The risks of investing in CLOs and CMOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO or CMO, respectively, in which the Fund invests. The tranches in a CLO or CMO vary substantially in their risk profile. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. As a result, the senior tranches of a CLO or CMO generally have a higher credit rating and offer lower coupon rates than the junior tranches, which offer higher coupon rates to compensate for their higher default risk. The CLOs and CMOs in which the Fund may invest may incur, or may have already incurred, debt that is senior to the Fund’s investment. CLOs and CMOs also carry risks including, but not limited to, interest rate risk and credit risk.

Investments in CLOS and CMOs may be subject to certain tax provisions that could result in the Fund incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs and CMOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Fund experiences with respect to its CLO and CMO investments may be an indication of future realized losses.

The senior tranches of certain CLOs and CMOs in which the Fund invests may be concentrated in a limited number of industries or borrowers, which may subject those CLOs and CDOs, and in turn the Fund, to the risk of significant loss if there is a downturn in a particular industry in which the CLO or CMO is concentrated.

The application of risk retention rules to CLOs and CMOs may affect the overall CLO and CDO market, resulting in fewer investment opportunities for the Fund.

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This Supplement and the existing Prospectus and Statement of Additional Information dated September 28, 2018 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-800-711-9164.